LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 2, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MAY 1, 2017, OF

LEGG MASON BW GLOBAL OPPORTUNITIES BOND FUND

Effective December 29, 2017, the fund will be renamed BrandywineGLOBAL – Global Opportunities Bond Fund.

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The change to the fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global Investment Management, LLC (“Brandywine Global”). Legg Mason Partners Fund Advisor, LLC continues to serve as the investment manager to the fund, and Brandywine Global continues to serve as subadviser. The fund’s investment objectives, strategies and policies are not changing as a result of the name change.

Please retain this supplement for future reference.

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